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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 3, 2004

                        THE MERIDIAN RESOURCE CORPORATION
             (Exact Name of Registrant As Specified In Its Charter)

          TEXAS                         1-10671                  76-0319553
(State or Other Jurisdiction      (Commission File No.)       (I.R.S. Employer
     of Incorporation)                                       Identification No.)


                         1401 ENCLAVE PARKWAY, SUITE 300
                              HOUSTON, TEXAS 77077
               (Address of Principal Executive Offices) (Zip Code)

                                  281-597-7000
              (Registrant's Telephone Number, Including Area Code)

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

         On September 3, 2004, the board of directors of The Meridian Resource Corporation (the "Company") appointed James R. Montague to serve as an additional member of the board. In August 2004, Mr. James T. Bond notified the Company of his retirement from the board, and the board also appointed John B. Simmons and Fenner R. Weller, Jr. to serve as additional board members. The addition of Messrs. Simmons, Weller and Montague and the retirement of Mr. Bond bring the total number of persons serving on the board to nine. As of the date of this report, the board has not yet determined on which board committees the new board members will serve.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE MERIDIAN RESOURCE CORPORATION
                                       (Registrant)


                                       /s/ Lloyd V. DeLano
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                                       Lloyd V. DeLano
                                       Senior Vice President and Chief
                                       Accounting Officer


Date: September 10, 2004